Exhibit 99.2

Measuring More Media Together

Nielsen Announces Agreement to Acquire Arbitron

December 18, 2012

Forward Looking Statements and Other Information

Forward Looking Statements:

This written communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will”, “expect”, “should”, “could”, “shall” and similar expressions. These statements are subject to risks and uncertainties concerning Nielsen’s proposed acquisition of Arbitron, Arbitron’s expected financial performance, as well as Arbitron’s strategic and operational plans and actual results and events could differ materially from what presently is expected. The potential risks and uncertainties include the possibility that the transaction will not close or that the closing may be delayed; the possibility that Arbitron may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; general economic conditions; conditions in the markets Nielsen and Arbitron are engaged in; behavior of customers, suppliers and competitors (including their reaction to the transaction); technological developments; as well as legal and regulatory rules affecting Nielsen’s and Arbitron’s business and specific risk factors discussed in other releases and public filings made by Nielsen and Arbitron (including the their respective filings with the Securities and Exchange Commission (the “SEC”)). This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this written communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events, or other factors.

Additional Information and Where to Find It:

In connection with the proposed acquisition by Nielsen of Arbitron pursuant to the terms of an Agreement and Plan of Merger by and among Arbitron, Nielsen, and a wholly-owned subsidiary of Nielsen, Arbitron will file a proxy statement with the SEC. Investors are urged to read the proxy statement (including all amendments and supplements to it) because it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about Arbitron, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained for free from Arbitron’s Investor Relations web site (http://www.Arbitron.com/investors) or by directing a request to Arbitron at: Arbitron, 9705 Patuxent Woods Drive, Columbia, Maryland 21046.

Arbitron and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Arbitron’s stockholders in respect of the proposed transaction.

Information regarding Arbitron’s directors and executive officers is available in Arbitron’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on April 12, 2012. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction.

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 2

Nielsen Strategy

Expand coverage of

consumer purchase

behavior globally

Measure more ways

WATCH that consumers spend

time with media

Understand how media

BUY + WATCH consumption relates to

purchase behavior

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 3

Transaction Rationale

Broader Expands global measurement of consumer

Platform behavior

Digital and

Addresses unmeasured areas: streaming

Representative

Measurement audio, out-of-home, multicultural audiences

Advertising Provides local clients linkage to retail and

Effectiveness purchasing impact to improve ROI

lobal Long-term opportunity to measure listening

Expansion audiences in non-U.S. markets

Complementary Different markets and distinct capabilities

Assets and Scale supporting syndicated measurement

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 4

Expanded Measurement of Global Consumers

Retail

E-commerce

Broader

Measurement

Platform

TV/Video

Digital/Social

Radio/Music

Measuring More Media Consumption

(1) Nielsen Cross-Platform Report: Based on Total US Population, Persons 2+ for TV and Online, (Home and Work) 13+ for Mobile; 2nd Qtr 2012; Arbitron Radio Today, 2012

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 5

Complementary Businesses with Great Histories and Future Opportunities

Nielsen

• Global leader in measurement and analytics for what consumers buy and watch

• Founded by Arthur C. Nielsen Sr. in 1923

• Retail sales and market share in 100+ countries; TV, digital audience and cross-platform measurement

• Advertising effectiveness solutions for TV/video/digital/social

Arbitron

• Leader in measurement of listening audiences at home, at work, out of home

• Founded by Jim Seiler in 1949

• Local radio ratings, network and national radio audience measurement plus consumer information and software services

• Innovator in measurement technologies

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 6

Arbitron Financial Summary

Financial summary ($millions)

Revenue1

EBITDA1

Free Cash Flow2

Revenue Growth

High Margin

Strong Cash Flow

(1)	As reported in Arbitron Inc. public filings
(2)	Defined as EBITDA less Capex

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 7

Transaction Benefits Both Radio and TV Clients and Their Respective Advertisers

Measuring more media consumption

More ways to understand and monetize audiences

• Streaming audio

• Out-of-home

• Deeper measurement of U.S. multicultural audiences

Improving local advertising effectiveness

Links media consumption to retail and purchasing impact ROI Enables broader music industry insights

Bridging different markets Expertise in providing clients with consumer measurement and insights Global footprint

Complementary products, cultures and market fit

Robust and scalable integrated technology platform Strong cash flow enables investments for growth

Benefits of scale

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 8

Complementary Business Fundamentals

Nielsen Arbitron

Mission-critical

Embedded in daily

measurement

client operations

and analytics

Unique consumer Enabling

information and insights client growth

Industry-strength,

Syndicated services

scalable solutions

Opportunity for

Global footprint

global growth

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 9

Transaction Highlights

$48 per share: $1.3 billion equity value

26% premium to 12/17/12 close

100% cash consideration with committed financing

Pro Forma Revenue: $6.0 billion

Pro Forma Adj. EBITDA: $1.7 billion

Expect $0.13 accretive impact to Adj. EPS 12 months after close,

$0.19 accretive impact to Adj. EPS 24 months after close

Expected annualized savings of at least $20MM

Transaction close subject to customary closing conditions and regulatory review

(1) Pro forma is sum of Nielsen and Arbitron financials for last twelve months as of 9/30/12, adjusted for joint venture consolidation. Pro forma figures exclude transaction costs, estimates for purchase accounting adjustments and synergy benefits. See Appendix for reconciliation to GAAP financial measures (2) Excludes transaction costs and estimates for purchase accounting adjustments

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 10

Similar Financial Models

Nielsen Arbitron

Mid-single digit

Consistent growth

compounding growth

Majority of revenues

Recurring revenue

under contract

Syndicated volume

Operating leverage

drives margin expansion

Strong free cash flow Scale benefits with

conversion low capital intensity

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 11

Pro Forma1 Financials for Last Twelve Months ended 9/30/12

($ millions)

LTM Revenue

LTM Adj. EBITDA2

LTM Cash Flow

(EBITDA – CAPEX)

Growth Rate3

4.2% 7.7% 4.5%

6.4% 9.2% 6.7%

2.8% 16.7% 3.9%

(1) Pro forma is sum of Nielsen and Arbitron financials for last twelve months as of 9/30/12, adjusted for pro forma impact of interest, tax and joint venture consolidation. Pro forma figures exclude transaction costs, estimates for purchase accounting adjustments and synergy benefits (2) See Appendix for reconciliation to GAAP financial measures (3) Based on constant currency growth

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 12

Financial Impact for Nielsen

Key Considerations

• Modest increase to leverage

• Accretive to Adj. EPS1 $0.13 to Adj. EPS in 12 months $0.19 to Adj. EPS in 24 months

• Financing commitment supports

$1 .3B purchase amount

• Enhances plan for future return of capital strategy

(1) Pro forma figures exclude transaction costs and estimates for purchase accounting adjustments See Appendix for reconciliation to GAAP financial measures

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 13

Transaction Advances Our Long-Term Objectives

Broader measurement of rapidly changing

consumer behavior

Enable greater marketing efficiency

Robust platforms supporting global solutions

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 14

Q&A

Appendix

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 15

Snapshot of Nielsen’s Business

2011 Financials 1 YTD 9/30/12

revenue growth2

REVENUE ADJ. EBITDA ADJ. EPS

4.1%

$5,532 MM $1,546 MM $ 1.61

CAGR2

(‘09-’11) 5.8%

Value proposition

Providing independent third-party measurement and market share to consumer packaged goods and media industries globally

Delivering critical media and marketing information, analytics and industry expertise about what consumers watch and what consumers buy on a global and local basis

Clients

Consumer packaged goods manufacturers and retailers, media content providers and distributors, digital players and online publishers, ad agencies

Key Facts

Clients and operations in 100 countries ~70% of business in long-term contracts

(1)	See Nielsen reconciliation to GAAP financial measures
(2)	Based on constant currency growth

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 17

Snapshot of Arbitron’s Business

2011 Financials1

YTD 9/30/12

revenue growth

REVENUE EBITDA EPS

7.6%

$422 MM $119 MM $ 1.93

CAGR

(‘09-’11) 4.7%

Value proposition

Serving the media—primarily radio

Measuring network and local market radio audiences in U.S.; retail, media and product patterns of U.S. consumers; mobile audience measurement and analytics; software services

Clients

Media, mobile, advertising agencies and advertisers

Key Facts

Primarily U.S.-based business

77% revenues from local ratings services

(1)	As reported in Arbitron Inc. public filings

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 18

Certain Non-GAAP measures

Overview of Non-GAAP Presentations

Nielsen consistently uses the below non-GAAP financial measures to evaluate the results of our operations. We believe that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities or any other performance measures of operating performance or liquidity derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP.

Constant Currency Presentation

We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results.

Net Debt and Net Debt Leverage Ratio

The net debt leverage ratio is defined as net debt as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are not presentations made in accordance with GAAP, and our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 19

Certain Non-GAAP measures (cont’d)

Adjusted EBITDA

We define Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, goodwill and intangible asset impairment charges, stock compensation expense and other non-operating items from our consolidated statements of operations as well as certain other items considered unusual or non-recurring in nature. Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. We use Adjusted EBITDA to consistently measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors.

Adjusted Net Income

We define Adjusted Net Income as net income or loss from our consolidated statements of operations before income taxes, depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, goodwill and intangible asset impairment charges, other non-operating items from our consolidated statements of operations and certain other items considered unusual or non-recurring in nature, reduced by cash paid for income taxes. Also excluded from Adjusted Net Income is interest expense attributable to the mandatory convertible subordinated bonds due 2013. We also describe Adjusted Net Income per share as Adjusted EPS.

Last Twelve Months

LTM refers to the last twelve months in the period ended September 30, 2012. For example, Nielsen LTM ended

September 30, 2012 revenue represents $5,532 for the year ended December 31, 2011, less $4,111 for the nine months ended September 30, 2011 plus $4,148 for the nine months ended September 30, 2012. All other financial information presented for the LTM ended September 30, 2012 follows the same approach.

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 20

Pro Forma Reconciliation for LTM 9/30/12

($ in millions) Last Twelve Months ended 9/30/12

NLSN ARB Eliminations/Ad Total

justments (a)

e / (loss) $ 329 $ 58 $ (41) $ 346

Income from discontinued operations, net (2) — — (2)

Interest expense, net 424 1 69 494

Provision / (Benefit) for income taxes 187 36 (28) 195

Depreciation and amortization 521 31 — 552

EBITDA 1,459 126 — 1,585

Equity in net (income) / loss of affiliates (5) (7) 15 3

Other non-operating (income) / expense, net (1) 3 — 2

Restructuring charges 85 — — 85

Stock-based compensation expense 33 9 — 42

Other items (b) 6 — — 6

Adjusted EBITDA $ 1,577 $ 131 $ 15 $ 1,723

Capital Expenditures (379) (26) — (405)

Cash flow (EBITDA – Capex) $ 1,198 $ 105 $ 15 $ 1,318

(a)	Eliminations and adjustments made to reflect pro forma interest, tax and joint venture consolidation impact
(b)	Other items for Nielsen primarily consist of deal related fees.

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 21

Nielsen Reconciliation to GAAP Financial Measures

($ in millions except per share amounts) Year ended

December 31

(Unaudited)

2011

Net income $ 86

Income from discontinued operations, net (1)

Interest expense, net 471

Provision for income taxes 22

Depreciation and amortization 529

EBITDA 1,107

Equity in net income of affiliates (3)

Other non-operating expense, net (a) 219

Restructuring charges 84

Stock-based compensation expense 27

Other items (b) 112

Adjusted EBITDA $ 1,546

Interest expense, net (471)

Depreciation and amortization (529)

Depreciation and amortization of acquisition-related tangible and intangible assets 182

Cash paid for income taxes (132)

Stock-based compensation expense (27)

Interest expense attributable to mandatory convertible bonds 21

Adjusted net income $ 590

Adjusted net income per share of common stock, diluted (c) $ 1.61

(a)	(b) (c) See footnotes on next page

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 22

Nielsen Reconciliation to GAAP Financial Measures

cont ‘d

(a) Non-operating expense for twelve months ended December 31, 2011 reflects debt extinguishment/pre-payment charges of $231M.

(b) Other items primarily consist of Sponsor Advisory Fees (including termination payments of $102 million for the full year ended December 31, 2011), costs related to our initial public offering and other deal related fees.

(c) Adjusted Net Income per share of common stock presented on a diluted basis includes potential common shares associated with stock-based compensation plans that may have been considered anti-dilutive in accordance with

GAAP. The amount also includes the weighted-average amount of shares of common stock convertible associated with the mandatory convertible bonds based upon the average price of our common stock during the period.

Weighted-average shares of common stock outstanding as of

352, 469, 181

year end December 31, 2011, basic

Dilutive shares of common stock from

5,032,773

stock compensation plans

Shares of common stock convertible associated

9,531,994

with the mandatory convertible bonds

Weighted-average shares of common stock outstanding,

367,033,948

diluted

Copyright © 2012 Nielsen Holdings N.V. Nielsen and Arbitron Conference Call December 18, 2012 23

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